                                                                  Conformed Copy

                                 FIRST AMENDMENT
                                       TO
               FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

                                  RENAISSANCERE
                                  -------------

         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REIMBURSEMENT
AGREEMENT, dated as of November 18, 2004 (this "Amendment"), is made among
RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF
EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, and DAVINCI REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party"), RENAISSANCERE HOLDINGS LTD., a Bermuda company ("RenRe"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank,
Administrative Agent and Collateral Agent for the Lenders.

                                    RECITALS

         A. The Account Parties, RenRe, the Lenders, Wachovia and certain
Co-Documentation Agents have entered into a First Amended and Restated
Reimbursement Agreement dated as of March 31, 2004 (the "Reimbursement
Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         B. The Account Parties have requested that the Reimbursement Agreement be amended to (i) increase the aggregate L/C Commitments of the Lenders from
$600,000,000 to $1,000,000,000, (ii) increase the additional amount by which the facility may be expanded in the future and (iii) extend the Expiration Date from
March 30, 2005 to April 30, 2005.

         C. The Lenders and Wachovia have agreed to amend the Reimbursement
Agreement as requested by the Account Parties and to effect such agreement the parties have entered into this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe, the
Lenders and Wachovia (in its various capacities) hereby agree as follows:

                                    ARTICLE 1

                                    AMENDMENT

         1.1 AMENDMENT TO SECTION 1.1 (DEFINITION OF EXPIRATION DATE). Section
1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of "Expiration Date" in its entirety and replacing it as follows:

         "Expiration Date" shall mean April 30, 2005, as such date may be extended pursuant to SECTION 2.19.

         1.2 AMENDMENT TO SECTION 1.1 (DEFINITION OF TOTAL COMMITMENT). Section
1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of "Total Commitment" in its entirety and replacing it as follows:

         "Total Commitment" means at any time the lesser of (a) $1,000,000,000
         (or such lesser amount as may be agreed in writing among RenRe, the
         Administrative Agent and the Issuing Bank or greater amount as increased pursuant to SECTION 2.18) and (b) the aggregate amount of the
         L/C Commitments then in effect.

         1.3 AMENDMENT TO SECTION 2.18 (INCREASE OF TOTAL COMMITMENT). Section
2.18 of the Reimbursement Agreement is hereby amended by deleting the number
"$750,000,000" therein and replacing it with the number "$1,300,000,000."

         1.4 AMENDMENT TO SCHEDULE 1 (L/C COMMITMENTS). Schedule 1 of the
Reimbursement Agreement is hereby amended by deleting that Schedule in its entirety and replacing it with the attached SCHEDULE 1.

         1.5 AMENDMENT TO OTHER SCHEDULES. Schedules 4.01(a), 4.05, 4.06(d) and
4.14 of the Reimbursement Agreement are hereby amended by deleting those
Schedules in their entirety and replacing them with the attached SCHEDULES
4.01(a), 4.05, 4.06(d) and 4.14.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders and Wachovia to enter into this Amendment and to induce the Lenders to extend the credit contemplated hereby, RenRe and each
Account Party individually and severally represents and warrants that:

         2.1 COMPLIANCE WITH REIMBURSEMENT AGREEMENT. Each such party is in compliance with all terms and provisions set forth in the Reimbursement
Agreement to be observed or performed by them. No Substitution Event, Suspension
Event, Default, or Event of Default has occurred and is continuing.

         2.2 REPRESENTATIONS IN REIMBURSEMENT AGREEMENT. The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement

                                       2

Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the
Amendment.

         2.3 OTHER CREDIT DOCUMENTS. Each such party, to the extent it is a party to any of the other Credit Documents, is in compliance with all terms and provisions set forth therein to be observed or performed by it. Nothing herein will affect the validity or enforceability of the other Credit Documents, and all Obligations (including such Obligations as increased pursuant to this
Amendment) secured or guaranteed under such other Credit Documents shall remain so secured or guaranteed.

                                   ARTICLE 3

                                     GENERAL

         3.1 CONDITIONS PRECEDENT. This Amendment shall be effective as of the date first written above upon receipt by the Administrative Agent of each of the following, each dated as of the date hereof (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent and in sufficient copies for each Lender:

         (a)      Counterparts of this Amendment duly executed by each Account
                  Party, RenRe, Wachovia (in its various capacities) and each
                  Lender.

         (b)      A certificate of each Credit Party and RUM, signed on behalf of such Credit Party or RUM by its President, a Director, its
                  Chief Financial Officer, or a Vice President (or equivalent officer) certifying to the continuing full force and effect, both immediately before and after the effectiveness of this
                  Amendment, of each of the following agreements (to the extent such entity is a party thereto): the Pledge Agreement for each
                  Account Party, the Control Agreement for each Account Party, the RIHL Agreement, the RIHL Pledge Agreement, the RIHL
                  Control Agreement, and the RenRe Agreement.

         (c)      Certified copies of the resolutions of the Board of Directors of each Credit Party approving the transactions contemplated by the Amendment.

         (d)      A copy of a certificate of the Registrar of Companies,
                  Secretary of State or other appropriate official of the
                  jurisdiction of incorporation of each Credit Party, dated
                  reasonably near the date hereof, certifying as to the good standing (or local equivalent) of such Credit Party to the extent such concept applies in the jurisdiction of
                  incorporation of a Credit Party.

         (e)      A certificate of each Credit Party, signed on behalf of such
                  Credit Party by its President, a Director, its Chief Financial
                  Officer, or a Vice President (or equivalent officer) and its
                  Secretary or any Assistant Secretary (the statements made in which certificate shall be true on and as of the date hereof), certifying individually and severally with respect to such
                  Credit Party as to (1) a true and correct copy of the
                  constitutional documents of such Credit Party as in effect on

                                       3

                  the date on which the resolutions referred to in clause (c)
                  above were adopted and on the date hereof (or certifying that such constitutional documents as previously delivered remain in effect and unchanged), (2) the due incorporation and good standing or valid existence of such Credit Party as a company or corporation organized under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Credit Party, (3) the truth and correctness in all material respects of the
                  representations and warranties of such Credit Party contained in the Credit Documents as though made on and as of the date hereof, and (4) the absence of any event occurring and
                  continuing, or resulting from the effectiveness of the
                  Amendment, that constitutes a Substitution Event, a Suspension
                  Event, Default or Event of Default, provided that the
                  Secretary or Assistant Secretary need certify only as to the matters in items (1) and (2) above.

         (f)      A certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names, incumbency and true signatures of the officers of such Credit Party authorized to sign this Amendment and the other documents to be delivered hereunder (or certifying that the equivalent certificate
                  delivered previously remains true and accurate in all
                  respects).

         (g)      A favorable opinion, each in form and substance reasonably satisfactory to the Administrative Agent, of (1) Willkie Farr
                  & Gallagher LLP, special New York counsel for the Credit
                  Parties, (2) Conyers Dill & Pearman, special Bermuda counsel for the Credit Parties (other than RRE), and (3) A&L Goodbody, special Irish counsel for RRE.

         (h)      Such other documents, certificates, opinions and instruments as the Administrative Agent or any Lender may reasonably
                  request.

         3.2 EFFECT OF AMENDMENT. From and after the effective date hereof, all references to the Reimbursement Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Reimbursement Agreement as amended or modified hereby and as may be further amended, modified, restated or supplemented from time to time.
In addition, all terms defined in the Reimbursement Agreement which have been modified pursuant to this Amendment shall have such modified meanings when used in any other Credit Documents. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Reimbursement Agreement except as expressly set forth herein. Except as expressly amended hereby, the Reimbursement Agreement and the other Credit Documents shall remain in full force and effect in accordance with their terms.

         3.3 ADDITION OF NEW LENDERS. Each Lender party to this Amendment that was not previously a party to the Reimbursement Agreement (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Reimbursement Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Reimbursement Agreement as a Lender thereunder and, to the extent of its L/C Commitment shown on SCHEDULE 1 hereto, shall have the

                                       4

obligations of a Lender thereunder, (iii) it has received a copy of the
Reimbursement Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it has made such analysis and decision independently and without reliance on the Administrative Agent or any other
Lender, and (iv) if it is a Foreign Lender, it has separately delivered to the
Administrative Agent and the Credit Parties any documentation required to be delivered by it pursuant to the terms of the Reimbursement Agreement, duly completed and executed by such new Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other
Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Documents are required to be performed by it as a Lender. Upon the effectiveness of this
Amendment the aggregate Letter of Credit Participating Interests shall be reallocated among all of the Lenders Pro Rata based upon the L/C Commitments shown on SCHEDULE 1, it being intended that the new Lender's L/C Commitments and
Letter of Credit Participating Interests shall be pari passu with those of the other Lenders.

         3.4 APPLICABLE LAW. THIS AMENDMENT HAS BEEN EXECUTED, DELIVERED AND
ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK AND SHALL BE
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE
CONFLICTS OF LAW PROVISIONS THEREOF).

         3.5 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         3.6 EXPENSES. The Account Parties and RenRe agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

         3.7 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

                     [Signatures begin on following page.]

                                       5

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    RENAISSANCE REINSURANCE LTD.

                                    By:    /s/ John M. Lummis
                                           -------------------------------------
                                    Name:  John M. Lummis
                                    Title: Chief Financial Officer

                                    RENAISSANCE REINSURANCE OF EUROPE

                                    By:    /s/ Ian Branagan
                                           -------------------------------------
                                    Name:  Ian Branagan
                                    Title: Director

                                    GLENCOE INSURANCE LTD.

                                    By:    /s/ John M. Lummis
                                           -------------------------------------
                                    Name:  John M. Lummis
                                    Title: Chief Financial Officer

                             (SIGNATURES CONTINUED)

                                      S-1
Renaissance Reinsurance Ltd., et. Al
First Amendment to A/R Reimbursement Agreement
November 18, 2004

                                     DA VINCI REINSURANCE LTD.

                                     By:    /s/ John M. Lummis
                                            -----------------------------------
                                     Name:  John M. Lummis
                                     Title: Chief Financial Officer

                                     RENAISSANCERE HOLDINGS LTD.

                                     By:    /s/ John M. Lummis
                                            -----------------------------------
                                     Name:  John M. Lummis
                                     Title: Chief Financial Officer

                                     Address for each Credit Party:
                                     Renaissance House
                                     8-12 East Broadway
                                     Pembroke HM 19 Bermuda
                                     Telecopy:  (441) 292-9453

                             (SIGNATURES CONTINUED)

                                      S-2
Renaissance Reinsurance Ltd., et. Al
First Amendment to A/R Reimbursement Agreement
November 18, 2004

                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                     Administrative Agent, as Collateral Agent,
                                     as Issuing Bank and as a Lender

                                     By:    /s/ William R. Goley
                                            ------------------------------------
                                     Name:  William R. Goley
                                     Title: Director

                                     NATIONAL AUSTRALIA BANK LIMITED,
                                     ABN 12-004-044-937, as Co-Documentation
                                     Agent and as a Lender

                                     By:    /s/ Michael G. McHugh
                                            ------------------------------------
                                     Name:  Michael G. McHugh
                                     Title: Senior Vice President

                                     ING BANK, N.V., LONDON BRANCH, as
                                     Co-Documentation Agent and as a Lender

                                     By:    /s/ N.J. Marchant
                                            ------------------------------------
                                     Name:  N.J. Marchant
                                     Title: Director

                                     By:    /s/ T.R. Bates
                                            ------------------------------------
                                     Name:  T.R. Bates
                                     Title: Managing Director

                                     BARCLAYS BANK PLC, as Co-Documentation
                                     Agent and as a Lender

                                     By:    /s/ Paul Johnson
                                            ------------------------------------
                                     Name:  Paul Johnson
                                     Title: Director

                             (SIGNATURES CONTINUED)

                                      S-3
Renaissance Reinsurance Ltd., et. Al
First Amendment to A/R Reimbursement Agreement
November 18, 2004

                                     LLOYDS TSB BANK PLC, as Managing Agent and
                                     as a Lender

                                     By:    /s/ Matthew S.R. Tuck
                                            ------------------------------------
                                     Name:  Matthew S.R. Tuck
                                     Title: Vice President

                                     By:    /s/ Michael J. Gilligan
                                            ------------------------------------
                                     Name:  Michael J. Gilligan
                                     Title: Director

                                     KEYBANK, NATIONAL ASSOCIATION, as a Lender

                                     By:    /s/ Wayne K. Guessford
                                            ------------------------------------
                                     Name:  Wayne K. Guessford
                                     Title: Sr. Vice President

                                     BAYERISCHE HYPO-UND VEREINSBANK AG, as a
                                     Lender

                                     By:    /s/ Stephen R. Lueker
                                            ------------------------------------
                                     Name:  Stephen R. Lueker
                                     Title: Director

                                     By:    /s/ Michael F. Davis
                                            ------------------------------------
                                     Name:  Michael F. Davis
                                     Title: Director

                                     BANK OF AMERICA, N.A., as a Lender

                                     By:    /s/ Debra Basler
                                            ------------------------------------
                                     Name:  Debra Basler
                                     Title: Principal

                             (SIGNATURES CONTINUED)

                                      S-4
Renaissance Reinsurance Ltd., et. Al
First Amendment to A/R Reimbursement Agreement
November 18, 2004

                                     CITIBANK, N.A., as a Lender

                                     By:    /s/ Michael A. Taylor
                                            ------------------------------------
                                     Name:  Michael A. Taylor
                                     Title: Managing Director

                                     MELLON BANK, N.A., as a Lender

                                     By:    /s/ Carrie Burnham
                                            ------------------------------------
                                     Name:  Carrie Burnham
                                     Title: Assistant Vice President

                                     ROYAL BANK OF SCOTLAND PLC, as a Lender

                                     By:    /s/ Richard Keaton
                                            ------------------------------------
                                     Name:  Richard Keaton
                                     Title: Relationship Director

                                     THE BANK OF NOVA SCOTIA, as a Lender

                                     By:    /s/ Todd Meller
                                            ------------------------------------
                                     Name:  Todd Meller
                                     Title: Managing Director

                                      S-5
Renaissance Reinsurance Ltd., et. Al
First Amendment to A/R Reimbursement Agreement
November 18, 2004